LIFE HOME LOAN OWNER TRUST 1997-3

PAINEWEBBER INCORPORATED
PRELIMINARY BACKGROUND INFORMATION
LIFE HOME LOAN OWNER TRUST 1997-3
DISCLAIMER

The information included herein is produced and provided exclusively by PaineWebber Incorporated ('PW') as underwriter for the Life Financial Home Loan Owner Trust 1997-3, and not by or as agent for Life Financial Corp. or any of its affiliates (collectively, the 'Transferor'). The Transferor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such information provided by the Transferor. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.

LIFE HOME LOAN OWNER TRUST 1997-3

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

DESCRIPTION OF INITIAL LOANS AS OF THE STATISTIC CALCULATION  DATE

Approximate characteristics of the pool of Initial Loans identified as of 11/26/97. Loans equal to approximately $187.5 million will be delivered on the Closing Date. With Pre-Funding, the total deal size will be approx. $250 Million.

                                           Fixed         ARMS           Total
                                           -----         ----           -----
Total Number of Loans:                     4,970          202           5,172
Initial Principal Balance:          $166,811,452   $6,718,871    $173,530,324
Percent of Total Balance:                  96.1%         3.9%            100%
Average Loan Balance:                    $33,564      $33,262         $33,552
WA Loan Rate:                              14.2%        11.5%            14.0%
Range of Loan Rates:                  9.1%-18.2%   9.3%-13.9%      9.1%-18.2%
WA Remaining Term (months)                   212         241           213
Range of Remaining Terms:                 46-359      56-300        46-359
WA Seasoning (months):                         4           1            4
Range of Seasoning:                         0-17         0-3          0-17
WA Original Term (months):                   214         241           215
Range of Original Terms:                  60-360     154-300        60-360
WA FICO Score:                             672.6       673.0         672.7
WA Combined LTV:                          108.4%       103.6%        108.2%

Geographic concentration:              CA    17.1%    CA    18.4%    CA   17.2%
(as a Percentage of Loan Type)         VA     8.7%    OK    17.8%    VA    8.4%
                                       FL     6.2%    KS     6.4%    MD    5.6%
                                       MD     5.8%    MI     5.5%    OK    5.2%

(States not listed account for less than 5% of the aggregate principal balance of the category)




% of Pool with LTV greater than 90%:                   91.3%

Lien Position:                  2nd Lien: 100.0%

Property Type: Single Family Residential:  97.0%
                             2-4 Family:    0.1%
                  Condominium/Townhouse:    1.8%
                                    PUD:    1.0%

Occupancy Status:    Owner Occupied:     100.00%

LIFE HOME LOAN OWNER TRUST 1997-3
PRICING INFORMATION  -  TOTAL DEAL SIZE = $250 MILLION

Transaction Summary (a)
                              Est.      Est.      Est.                 Expected
                              WAL to    Prin.     Prin.                Ratings
            Approx.           Maturity  Lockout   Window   Stated      (Moody's/
Notes       Size     Coupon   (Years)   (Years)   (Years)  Maturity    Fitch)
Class A-1   $79,780  Float(b)   1.10      0.00      2.17    1/25/09    Aaa / AAA
Class A-2   $48,890  Fixed      3.00      2.08      1.83   10/25/11    Aaa / AAA
Class A-3   $27,570  Fixed      5.00      3.83      3.17   12/25/13    Aaa / AAA
Class A-4   $25,010  Fixed(c)  10.03      6.92      4.92   12/25/28    Aaa / AAA
Class M-1   $27,500  Fixed(c)   8.34      4.33      7.50   12/25/28    Aa2 / AA
Class M-2   $22,500  Fixed(c)   8.34      4.33      7.50   12/25/28     A2 / A
Class B     $18,750  Fixed(c)   8.34      4.33      7.50   12/25/28   Baa2 / BBB


Notes:     (a) 100%  Prepayment  Assumption:   3.0%  CPR  in  month  1,  and  an
               additional  1.0% per annum in each month  thereafter  until month
               12. On and after month 12, 14% CPR. To 10% Optional Call.

           (b) The lesser of (i) One-Month LIBOR plus 0.__ % and (ii) the weighted average Coupon Rate of the Loans, less 1.02% per annum.

           (c) Each Fixed Coupon will be increased by [0.50%] for each payment after the Initial Call Date.

Pricing Speed:         3% CPR, increasing to 14% over 12 months.

Distribution Date:     The 25th of each month or, if such day is not a
                       Business Day, the next succeeding Business Day, commencing in January 1998.

Settlement Date:       On or about [December 16, 1997]

Cut-off Date:          The close of business on November 30, 1997.

Statistic Calculation
Date: The statistical information presented herein and in the Prospectus Supplement Concerning the Initial Loans is based on the characteristics of a portion of the Initial Loans as of November 26, 1997 (the "Statistic Calculation Date"). Life expects that the actual aggregate balance of the Initial Loans as of the Initial Cut-off Date (to be identified prior to the Closing Date) will equal approximately $[187.5] Million.

Payment Delay:         With the exception of the Class A-1 Notes, 24 Days.
                       With respect to the Class A-1 Notes, 0 days.

Payment Terms:         Monthly

Title of Securities:   Life Financial Home Loan Owner Trust 1997-3

Interest Accrual       With the exception  of the Class A-1 Notes, interest will
Period:                accrue  on the  Notes at a fixed  rate  during  the month
                       prior to the month of the related Distribution Date based on a 30/360 year. With respect to the Class A-1 Notes, interest will accrue from and including the preceding
                       Payment Date (or from the Closing Date in the case of the first Payment Date) to and including the day prior to the current Payment Date at the Class A-1 Note Interest Rate on an Actual/360 day basis. The "Class A-1 Note Interest
                       Rate" will be equal to the lesser of (x) with respect to any Payment Date, One-Month LIBOR plus 0._% per annum and (y) the weighted average interest rate on the loans, less 1.02% per annum (the rate described in this clause
                       (y), the "Available Funds Cap").

Offered Notes:         Class A-1 through  A-4 Notes (the  'Class A Notes' or the
                       'Senior  Notes'),  Class M-1 and  Class  M-2  Notes  (the
                       'Mezzanine  Notes')  and  Class B  Notes  (the  'Class  B
                       Notes', and together with the Senior Notes and the Mezzanine Notes, the 'Notes').

Offering:              Public  shelf  offering  -  a prospectus  and  prospectus
                       supplement will be distributed after pricing.

Form of Offering:      Book-Entry  form,  same-day  funds through DTC for all of
                       the Notes.

Denominations:         The  Notes are issueable  in  minimum denominations of an
                       original  amount  of  $100,000  and  multiples of  $1,000
                       thereafter.

Underlying Collateral: The   Notes   will  be   secured,   in   part,   by  debt
                       consolidation, home improvement, and other primarily second lien home equity loans, with combined loan to value ratios generally in excess of 100%. As of the Statistic Calculation Date, approx. 3.9% of the Initial Loans (by Principal Balance) were fully amortizing
                       Adjustable  Rate  Mortgages  and  the  remainder  of  the
                       Initial   Loans   were   Fixed   Rate   Mortgages.

Bulk Acquisition:      Approx. 2,596 of the Initial Loans (the "Acquired Loans")
                       with a Principal  Balance of approx.  $91.1  Million were
                       acquired  by  Life  from  Preferred  Credit   Corporation
                       ("Preferred")  on October 21, 1997.  The  Acquired  Loans
                       were  serviced  by  Advanta   Mortgage  Corp.  USA  until
                       November  21,   1997,   at  which  time   servicing   was
                       transferred to Life.  The Acquired Loans were  originated
                       by   correspondents  of  Preferred  (i.e.,  none  of  the
                       Acquired  Loans were  originated or funded by Preferred).
                       Life believes that the Acquired Loans comply with Life's underwriting standards and will make representations and warranties to that effect.

Owner Trustee:         Wilmington Trust Company

Indenture Trustee:     Norwest Bank Minnesota, National Association

Underwriters:          PaineWebber Incorporated
                       Bear, Stearns & Co. Inc.

Depositor:             PaineWebber Mortgage Acceptance Corporation IV

Transferor:            Life Financial Corp.

Servicer:              Life Savings Bank, Federal Savings Bank

Pre-Funding Account:   On the Closing Date, $[62.5 Million] will be deposited in
                       an account (the "Pre-Funding Account"),  which account is
                       in the name of the  Indenture  Trustee and is part of the
                       Trust  and  will  be used to  acquire  Subsequent  Loans.
                       During the  Pre-Funding  Period (as defined  below),  the
                       amount  on  deposit  in the Pre-Funding  Account  (net of
                       investment  earnings  thereon) (the "Pre-Funded  Amount")
                       will be reduced by the amount  thereof  used to  purchase
                       Subsequent   Loans  in  accordance   with  the  Sale  and
                       Servicing  Agreement.  The  "Pre-Funding  Period"  is the
                       period   commencing   on  the  Closing  Date  and  ending
                       generally on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $50,000 and (ii) [March 15], 1998.

Credit Enhancement:    Credit enhancement  with  respect  to  the  Offered Notes
                       will be   provided   by   (1)   Excess   Interest,    (2)
                       Overcollateralization and (3) the subordination of the rights of holders of the Residual Interest Certificate and the lower-rated classes of Notes to receive interest and principal, respectively.

Excess Interest:       The  weighted   average  coupon  rate  on  the  loans  is
                       generally expected to be higher than the sum of (a) the servicing fee, (b) trustee fees, and (c) the weighted average pass through rate on the Notes, thus generating excess interest collections which will be available to fund payments and distributions on the Notes on each Distribution Date.

Overcollateralization: Excess Interest is applied,  to the extent available,  to make accelerated payments of principal to the Notes then entitled to receive distributions of principal; such application will cause the aggregate principal balance of the Notes to amortize more rapidly than the loans. Prior to the Stepdown Date, the Overcollateralization Target Amount equals the greater of (a) [6.25%] of the Original Pool Principal Balance and (b) the Net Delinquency Calculation Amount. On and after the Stepdown Date, the Overcollateralization Target Amount equals the greater of
                       (a) [12.50%] of the Pool Principal Balance as of the end of the related Due Period and (b) the Net Delinquency Calculation Amount. The Overcollateralization Target Amount will not in any event be less than [0.50%] of the sum of the Original Pool Balance Amount and the Original Pre-Funded Amount(the 'Overcollateralization Floor') or greater than the outstanding Class Principal Balances of the Notes.

Subordination:         The rights of  the Class M-1 Notes to receive payments of
                       interest on each Distribution Date will be subordinate to
                       those of the  Senior  Notes,  the rights of the Class M-2
                       Notes  to   receive   payments   of   interest   on  each
                       Distribution Date will be subordinate to those of the Senior Notes and the Class M-1 Notes, the rights of the Class B Notes to receive payments of interest on each Distribution Date will be subordinate to those of the Senior Notes and Mezzanine Notes, and the rights of the Residual Interest Certificate to receive payments on each Distribution Date will be subordinate to those of the Notes.

                       The rights of the Class M-1 Notes to receive payments of principal on each Payment Date will be subordinate to those of the Senior Notes, the rights of the Class M-2 Notes to receive payments of principal on each Distribution Date will be subordinate to those of the Senior Notes and the Class M-1 Notes, the rights of the Class B Notes to receive payments of principal on each Distribution Date will be subordinate to those of the Senior Notes and Mezzanine Notes, and the rights of the Residual Interest Certificate to receive payments on each Distribution Date will be subordinate to those of the Notes.

Net Delinquency
Calculation Amount:    With respect to any  Distribution  Date,  the excess,  if
                       any,  of (x) the  product  of  [X.X]  and  the Six  Month
                       Rolling   Delinquency  Average  over  (y)  the  aggregate
                       amounts  of  Excess   Spread  for  the  three   preceding
                       Distribution  Dates.  The  Net  Delinquency   Calculation
                       Amount may be removed after the Closing Date if the Rating Agencies no longer require it. After such event the Net Delinquency Calculation Amount will be deemed to be zero for all future calculations.

Stepdown Date:         The  Stepdown  Date  means  the first  Distribution  Date
                       occurring  after December 2000 as to which:  (1) the Pool
                       Principal  Balance has been  reduced to 50% of the sum of
                       the  Original  Pool  Principal  Balance and the  Original
                       Pre-Funded  Amount;  (2) the Net Delinquency  Calculation
                       Amount is less than  [6.25]%  of the sum of the  Original
                       Pool  Principal  Balance  and  the  Original   Pre-Funded
                       Amount;  and (3) the aggregate Class Principal Balance of
                       the Senior Notes will be able to be reduced to the excess
                       of (i) the Pool  Principal  Balance  as of the  preceding
                       Determination  Date over (ii) the  greater of (a) the sum
                       of (1)  [55.0]% of the Pool  Principal  Balance as of the
                       preceding     Determination     Date    and    (2)    the
                       Overcollateralization Target Amount for such Distribution
                       Date  and (b)  [0.50%]  of the sum of the  Original  Pool
                       Principal Balance and the Original Pre-Funded Amount.

Summary of Subordination & Overcollateralization Target Amounts:

                  Initial       Before           After          After
                  Expected      Stepdown         Stepdown       Stepdown
                  Subord.(a)    O/C Target (b)   Subord. (c)    O/C Target (d)
                  ----------    --------------   -----------    --------------
Class A Notes       27.50%          6.25%          55.00%          12.50%
Class M-1 Notes     16.50%          6.25%          33.00%          12.50%
Class M-2 Notes      7.50%          6.25%          15.00%          12.50%
Class B Notes        0.00%          6.25%           0.00%          12.50%

------------------------------------------------------------------------------
(a)  The initial amount of subordination for each class as of the Closing
     Date.
(b)  The Overcollateralization Target Amount prior to the Stepdown Date.
(c)  The expected subordination for each class on the Stepdown Date.
(d) The Overcollateralization Target Amount on and after the Stepdown Date as a percentage of the current collateral balance, but at no time less than the Overcollateralization Floor.


Payment and Distribution
Priorities:             (1)  interest to the holders of the Senior Notes;
                        (2)  interest to the holders of the Class M-1 Notes;
                        (3)  interest to the holders of the Class M-2 Notes;
                        (4)  interest to the holders of the Class B Notes;
                        (5)  sequentially to pay principal to the holders of the
                             the Class A-1,  Class A-2, Class A-3 and Class A-4,
                             in that order until the respective  Class Principal
                             Balances  thereof are  reduced to zero,  the amount
                             necessary to reduce the aggregate  Class  Principal
                             Balance of the Senior  Notes to the Senior  Optimal
                             Principal Balance; provided,  however, that on each
                             Distribution   Date   occurring  on  or  after  any
                             reduction of the Class M and Class B Notes to zero through the application of Allocable loss Amount, distributions shall be made among the remaining
                             Senior  Notes  pro rata and not  sequentially.
                       (6)   sequentially,  to the  holders of the Class M-1 and
                             the Class M-2 Notes, in that order, until the Class
                             Principal Balances thereof are reduced to the Optimal Principal Balance, respectively.
                       (7)   to the holders of the Class B Notes until the Class
                             Principal Balances thereof are reduced to the Optimal Principal Balance.
                       (8)   sequentially to  the Class M-1 Notes  and the Class
                             M-2  Notes,  in that order,  until their respective
                             Loss Reimbursement Deficiencies, if any, have been paid in full;
                       (9)   to the  Class B Notes  until  the  applicable  Loss
                             Reimbursement Deficiencies, if any, has been paid in full; and (10) any remaining amounts to the holders of the Residual Interest Certificates.

Application of Allocable
Loss Amounts:          Realized   losses  will   be  absorbed  first  by  Excess
                       Interest and the  reduction of the  Overcollateralization
                       Amount.     Following     the     reduction     of    any
                       Overcollateralization  Amount to zero, any Allocable Loss
                       Amounts  will  be  applied  in  reduction  of  the  Class
                       Principal  Balances  of the Class B Notes,  the Class M-2
                       Notes and the Class M-1 Notes, in that order, until their
                       respective Class Principal  Balances have been reduced to
                       zero.  The Class  Principal  Balances of the Senior Notes
                       will not be reduced for any application of Allocable Loss
                       Amounts.  The reduction of the Class Principal Balance of
                       any applicable  Class of Offered Notes by the application
                       of any  Allocable  Loss  Amounts  entitles  such class to
                       reimbursement   in  an   amount   equal   to   its   Loss
                       Reimbursement Deficiency in accordance with the payment priorities specified herein until the earlier of (x) the payment in full of such amount and (y) the Final
                       Scheduled  Distribution  Date.

Optional Termination:  The holders of an  aggregate  percentage  interest in the
                       Residual Interest Certificates in excess of 50% may, at their option, effect an early termination of the Trust on or after any Distribution Date on which the Pool Principal Balance declines to 10% or less of the sum of the Original Pool Principal Balance and the Original Pre-Funded Amount, by purchasing all of the Loans at a price equal to or greater than the Termination Price.

Servicing/Other Fees:  The  collateral is subject to certain  fees,  including a servicing fee of [1.00]% per annum payable monthly, and trustee fees (equal to [0.02]% per annum).

Advancing by Servicer: There is  no  required advancing  of delinquent principal or interest by the Servicer or Trustees.

Tax Considerations:    The trust  will  be  an  Owner Trust.   The Notes will be
                       characterized as debt for federal  income tax purposes.

ERISA Considerations:  In general,  the Offered  Notes will  be ERISA  eligible.
                       However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such certificates.

SMMEA Eligibility:     NONE of the Notes will be SMMEA-eligible.

Prospectus:            The  Offered  Notes  are  being  offered  pursuant  to  a
                       Prospectus   which   includes  a  Prospectus   Supplement
                       (together,  the 'Prospectus').  Complete information with
                       respect  to the  Offered  Notes  and  the  collateral  is
                       contained  in  the  Prospectus.  The  material  presented
                       herein is qualified  in its  entirety by the  information
                       appearing  in the  Prospectus.  To the  extent  that  the
                       foregoing  is  inconsistent  with  the  Prospectus,   the
                       Prospectus shall govern in all respects. Sales of the Offered Notes may not be consummated unless the purchaser has received the Prospectus.

LIFE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF INITIAL LOANS AS OF STATISTIC CALCULATION DATE

FIXED AND ADJUSTABLE RATE LOANS
-------------------------------
Aggregate Field                   Description   Count         Balance    Pool%

Full State Name                       Alabama    225        6,749,607    3.9
                                       Alaska      3          128,571    0.1
                                      Arizona    224        7,960,422    4.6
                                     Arkansas     15          542,861    0.3
                                   California    776       29,829,759   17.2
                                     Colorado    138        5,032,828    2.9
                                  Connecticut     28          929,931    0.5
                                     Delaware     21          683,551    0.4
                         District of Columbia      8          272,653    0.2
                                      Florida    321       10,459,059    6.0
                                      Georgia    231        7,677,159    4.4
                                       Hawaii     18          766,097    0.4
                                        Idaho     71        2,211,209    1.3
                                     Illinois    124        4,226,748    2.4
                                      Indiana    103        3,233,320    1.9
                                         Iowa     34          942,146    0.5
                                       Kansas    192        5,865,473    3.4
                                     Kentucky     39        1,093,721    0.6
                                        Maine      9          315,979    0.2
                                     Maryland    272        9,717,301    5.6
                                Massachusetts     17          582,286    0.3
                                     Michigan     63        1,707,664    1.0
                                    Minnesota     57        1,806,333    1.0
                                  Mississippi      8          266,785    0.2
                                     Missouri    181        5,539,100    3.2
                                      Montana     30        1,107,038    0.6
                                     Nebraska     35        1,079,460    0.6
                                       Nevada    118        4,081,215    2.4
                                New Hampshire      3           65,899    0.0
                                   New Jersey     26          928,743    0.5
                                   New Mexico     29          946,166    0.5
                                     New York     33        1,039,598    0.6
                               North Carolina    248        7,922,471    4.6
                                         Ohio    260        7,927,049    4.6
                                     Oklahoma    289        8,967,828    5.2
                                       Oregon     55        2,167,272    1.2
                                 Pennsylvania     55        1,749,037    1.0
                                 Rhode Island     15          418,149    0.2
                               South Carolina     70        2,239,044    1.3
                                 South Dakota      2           83,922    0.0
                                    Tennessee     55        1,585,024    0.9
                                        Texas      2           59,600    0.0
                                         Utah     83        2,890,161    1.7
                                      Vermont      3          111,067    0.1
                                   Washington     84        3,027,116    1.7
                                West Virginia      1           48,000    0.0
                                    Wisconsin     39        1,234,871    0.7
                                      Wyoming     19          753,191    0.4
                                               -----      -----------   ----
                                               5,172     $173,530,324  100.0%


FIXED RATE LOANS
----------------
Aggregate Field                   Description   Count       Balance    Pool%

Current Balance                  $0+ - $2,500      1            2,076    0.0
                          $2,500.01 - $10,000     16          157,861    0.1
                         $10,000.01 - $20,000    583        9,878,113    5.9
                         $20,000.01 - $30,000   1469       37,698,071   22.6
                         $30,000.01 - $40,000   1818       64,086,326   38.4
                         $40,000.01 - $50,000    705       32,648,285   19.6
                         $50,000.01 - $60,000    259       14,384,592    8.6
                         $60,000.01 - $70,000     95        6,177,218    3.7
                         $70,000.01 - $80,000     24        1,778,910    1.1
                                               -----      -----------   ----
                                               4,970     $166,811,452  100.0%

ADJUSTABLE RATE LOANS
---------------------
Aggregate Field                   Description   Count       Balance    Pool%

Current Balance          $10,000.01 - $20,000     23          382,449    5.7
                         $20,000.01 - $30,000     62        1,568,735   23.3
                         $30,000.01 - $40,000     86        3,057,264   45.5
                         $40,000.01 - $50,000     14          673,785   10.0
                         $50,000.01 - $60,000     13          757,715   11.3
                         $60,000.01 - $70,000      3          199,924    3.0
                         $70,000.01 - $80,000      1           79,000    1.2
                                               -----      -----------   ----
                                                 202       $6,718,871  100.0%


FIXED RATE LOANS
----------------
Aggregate Field                   Description   Count       Balance    Pool%

Current Rate                 9.001% -  9.500%      1           34,110    0.0
                             9.501% - 10.000%     11          366,257    0.2
                            10.501% - 11.000%      1           27,574    0.0
                            11.001% - 11.500%     28          834,172    0.5
                            11.501% - 12.000%    161        5,773,529    3.5
                            12.001% - 12.500%    300       10,618,157    6.4
                            12.501% - 13.000%    580       20,195,414   12.1
                            13.001% - 13.500%    569       19,327,268   11.6
                            13.501% - 14.000%    820       28,622,126   17.2
                            14.001% - 14.500%    608       20,342,369   12.2
                            14.501% - 15.000%    734       24,339,914   14.6
                            15.001% - 15.500%    463       14,891,301    8.9
                            15.501% - 16.000%    399       12,521,771    7.5
                            16.001% - 16.500%    116        3,591,747    2.2
                            16.501% - 17.000%    126        3,797,186    2.3
                            17.001% - 17.500%     29          858,383    0.5
                            17.501% - 18.000%     22          610,615    0.4
                            18.001% - 18.500%      2           59,558    0.0
                                               -----      -----------   ----
                                               4,970     $166,811,452  100.0%


ADJUSTABLE RATE LOANS
---------------------
Aggregate Field                   Description   Count       Balance    Pool%

Current Rate                  9.001% - 9.500%      3           88,400    1.3
                             9.501% - 10.000%     12          375,430    5.6
                            10.001% - 10.500%     20          690,067   10.3
                            10.501% - 11.000%     35        1,185,722   17.6
                            11.001% - 11.500%     30          978,780   14.6
                            11.501% - 12.000%     43        1,428,775   21.3
                            12.001% - 12.500%     34        1,126,152   16.8
                            12.501% - 13.000%     17          592,796    8.8
                            13.001% - 13.500%      4          130,967    1.9
                            13.501% - 14.000%      4          121,784    1.8
                                               -----      -----------   ----
                                                 202       $6,718,871  100.0%


ADJUSTABLE RATE LOANS
---------------------
Aggregate Field                   Description   Count       Balance    Pool%

Current Margin                  4% to 4.9999%      3           88,400    1.3
                                5% to 5.9999%     44        1,470,063   21.9
                                6% to 6.9999%     70        2,499,371   37.2
                                7% to 7.9999%     63        1,973,754   29.4
                                8% to 8.9999%     16          515,573    7.7
                                9% to 9.9999%      6          171,712    2.6
                                               -----      -----------   ----
                                                 202       $6,718,871  100.0%

ADJUSTABLE RATE LOANS
---------------------
Aggregate Field                   Description   Count       Balance    Pool%

Life Cap                    12.501% - 13.000%      1           26,088    0.4
                            15.001% - 15.500%      3           88,400    1.3
                            15.501% - 16.000%     12          375,430    5.6
                            16.001% - 16.500%     20          690,067   10.3
                            16.501% - 17.000%     34        1,150,722   17.1
                            17.001% - 17.500%     29          952,691   14.2
                            17.501% - 18.000%     45        1,498,775   22.3
                            18.001% - 18.500%     34        1,126,152   16.8
                            18.501% - 19.000%     16          557,796    8.3
                            19.001% - 19.500%      4          130,967    1.9
                                 Over 19.500%      4          121,784    1.8
                                               -----      -----------   ----
                                                 202       $6,718,871  100.0%


ADJUSTABLE RATE LOANS
---------------------
Aggregate Field                   Description   Count       Balance    Pool%

Life Floor                    9.001% - 9.500%      3           88,400    1.3
                             9.501% - 10.000%     12          375,430    5.6
                            10.001% - 10.500%     20          690,067   10.3
                            10.501% - 11.000%     35        1,185,722   17.6
                            11.001% - 11.500%     30          978,780   14.6
                            11.501% - 12.000%     43        1,428,775   21.3
                            12.001% - 12.500%     34        1,126,152   16.8
                            12.501% - 13.000%     16          542,796    8.1
                            13.001% - 13.500%      4          130,967    1.9
                            13.501% - 14.000%      5          171,784    2.6
                                               -----      -----------   ----
                                                 202       $6,718,871  100.0%


FIXED AND ADJUSTABLE RATE LOANS
-------------------------------
Aggregate Field                   Description   Count       Balance    Pool%

Lien Type                         Second Lien  5,172     $173,530,324  100.0%
                                               -----      -----------   ----
                                               5,172     $173,530,324  100.0%


FIXED AND ADJUSTABLE RATE LOANS
-------------------------------
Aggregate Field                   Description   Count       Balance    Pool%

Orig.Combined LTV                5.01% to 10%      1           12,326    0.0
                                10.01% to 15%      8          197,177    0.1
                                15.01% to 20%     22          613,522    0.4
                                20.01% to 25%     35          965,720    0.6
                                25.01% to 30%     46        1,515,895    0.9
                                30.01% to 35%     49        1,662,143    1.0
                                35.01% to 40%     49        1,897,217    1.1
                                40.01% to 45%     37        1,447,842    0.8
                                45.01% to 50%     18          689,039    0.4
                                50.01% to 55%     12          569,914    0.3
                                55.01% to 60%     11          411,476    0.2
                                60.01% to 65%     17          610,499    0.4
                                65.01% to 70%     11          408,358    0.2
                                70.01% to 75%      9          238,116    0.1
                                75.01% to 80%     19          545,082    0.3
                                80.01% to 85%     34          983,228    0.6
                                85.01% to 90%     81        2,245,969    1.3
                                90.01% to 95%    227        6,365,466    3.7
                                95.01% to100%    773       23,116,798   13.3
                              100.01% to 105%    314        9,790,350    5.6
                              105.01% to 110%    482       15,444,403    8.9
                              110.01% to 115%    600       19,928,157   11.5
                              115.01% to 120%    762       26,887,178   15.5
                              120.01% to 125%   1338       48,695,948   28.1
                              125.01% to 130%    139        5,256,188    3.0
                              130.01% to 135%     77        2,992,820    1.7
                              135.01% to 140%      1           39,491    0.0
                                               -----      -----------   ----
                                               5,172     $173,530,324  100.0%


FIXED AND ADJUSTABLE RATE LOANS
-------------------------------
Aggregate Field                   Description   Count       Balance    Pool%

Season                                      0   1374       44,263,835   25.5
                                        1 - 3   1981       66,336,141   38.2
                                        4 - 6   1340       47,115,356   27.2
                                        7 - 9    415       14,000,436    8.1
                                10 or greater     62        1,814,555    1.0
                                               -----      -----------   ----
                                               5,172     $173,530,324  100.0%


FIXED AND ADJUSTABLE RATE LOANS
-------------------------------
Aggregate Field                   Description   Count       Balance    Pool%

Remain Term                           31 - 60     26          567,381    0.3
                                      61 - 90     19          417,948    0.2
                                     91 - 120    200        5,511,744    3.2
                                    121 - 150      9          248,626    0.1
                                    151 - 180   2558       81,411,616   46.9
                                    181 - 210      2           36,936    0.0
                                    211 - 240   1644       60,142,752   34.7
                                    271 - 300    710       25,061,677   14.4
                                    301 - 330      1           29,877    0.0
                                    331 - 360      3          101,767    0.1
                                               -----      -----------   ----
                                               5,172     $173,530,324  100.0%


FIXED AND ADJUSTABLE RATE LOANS
-------------------------------
Aggregate Field                   Description   Count       Balance    Pool%

Orig Term                             31 - 60     26          567,381    0.3
                                      61 - 90     15          322,187    0.2
                                     91 - 120    204        5,607,505    3.2
                                    121 - 150      8          214,063    0.1
                                    151 - 180   2568       81,686,250   47.1
                                    181 - 210      1           21,936    0.0
                                    211 - 240   1643       60,142,523   34.7
                                    271 - 300    705       24,896,679   14.3
                                    331 - 360      2           71,800    0.0
                                               -----      -----------   ----
                                               5,172     $173,530,324  100.0%


FIXED AND ADJUSTABLE RATE LOANS
-------------------------------
Aggregate Field                   Description   Count       Balance    Pool%

Credit Risk - Range             less than 600     13          378,090    0.2
                                   600 to 609      5          152,735    0.1
                                   610 to 619     19          478,744    0.3
                                   620 to 629    384       11,222,054    6.5
                                   630 to 639    422       12,697,986    7.3
                                   640 to 649    677       21,839,349   12.6
                                   650 to 659    660       21,535,910   12.4
                                   660 to 669    613       21,158,493   12.2
                                   670 to 679    520       18,394,371   10.6
                                   680 to 689    459       15,843,392    9.1
                                   690 to 699    376       13,571,890    7.8
                                   700 to 709    319       11,947,201    6.9
                                   710 to 719    237        8,329,002    4.8
                                   720 to 729    159        5,462,446    3.1
                                   730 to 739    108        3,731,124    2.2
                                   740 to 749     68        2,334,179    1.3
                                   750 to 759     47        1,616,970    0.9
                                   760 to 769     43        1,349,956    0.8
                                   770 to 779     22          691,832    0.4
                                   780 to 789     13          505,227    0.3
                                   790 to 799      6          198,200    0.1
                                   800 to 999      2           91,174    0.1
                                               -----      -----------   ----
                                               5,172     $173,530,324  100.0%

LIFE HOME LOAN OWNER TRUST 1997-3
THE FOLLOWING TABLES RUN TO CALL:


                                       % of Prepayment Assumption
CLASS A-1                   0%      50%      75%     100%      125%      150%
Average Life (Yrs)       4.52     1.66     1.30     1.10      0.97      0.87
First Principal (Yrs)    0.08     0.08     0.08     0.08      0.08      0.08
Last Principal (Yrs)     9.00     3.58     2.67     2.17      1.83      1.58
Window (Yrs)             9.00     3.58     2.67     2.17      1.83      1.58


                                       % of Prepayment Assumption
CLASS A-2                   0%       50%      75%     100%      125%      150%
Average Life (Yrs)      10.65      5.00     3.75     3.00      2.51      2.16
First Principal (Yrs)    9.00      3.58     2.67     2.17      1.83      1.58
Last Principal (Yrs)    12.08      6.50     4.92     3.92      3.25      2.75
Window (Yrs)             3.17      3.00     2.33     1.83      1.50      1.25


                                       % of Prepayment Assumption
CLASS A-3                    0%      50%      75%     100%      125%     150%
Average Life (Yrs)       13.16     8.04     6.23     5.00      4.15     3.54
First Principal (Yrs)    12.08     6.50     4.92     3.92      3.25     2.75
Last Principal (Yrs)     15.00    10.67     8.58     7.00      5.83     4.92
Window (Yrs)              3.00     4.25     3.75     3.17      2.67     2.25



                                        % of Prepayment Assumption
CLASS A-4                    0%       50%      75%     100%     125%      150%
Average Life (Yrs)       17.95     13.60    11.73    10.03     8.60      7.39
First Principal (Yrs)    15.00     10.67     8.58     7.00     5.83      4.92
Last Principal (Yrs)     19.25     15.33    13.50    11.83    10.33      8.92
Window (Yrs)              4.33      4.75     5.00     4.92     4.58      4.08

                                        % of Prepayment Assumption
CLASS M-1                    0%       50%     75%     100%      125%      150%
Average Life (Yrs)       16.34     11.81    9.91     8.34      7.09      6.08
First Principal (Yrs)    12.67      7.25    5.50     4.42      3.67      3.08
Last Principal (Yrs)     19.25     15.33   13.50    11.83     10.33      8.92
Window (Yrs)              6.67      8.17    8.08     7.50      6.75      5.92

                                        % of Prepayment Assumption
CLASS M-2                    0%       50%     75%     100%      125%     150%
Average Life (Yrs)       16.34     11.81    9.91     8.34      7.09     6.08
First Principal (Yrs)    12.67      7.25    5.50     4.42      3.67     3.08
Last Principal (Yrs)     19.25     15.33   13.50    11.83     10.33     8.92
Window (Yrs)              6.67      8.17    8.08     7.50      6.75     5.92

                                       % of Prepayment Assumption
CLASS B                       0%     50%      75%     100%      125%     150%
Average Life (Yrs)       16.34    11.81     9.91     8.34      7.09     6.08
First Principal (Yrs)    12.67     7.25     5.50     4.42      3.67     3.08
Last Principal (Yrs)     19.25    15.33    13.50    11.83     10.33     8.92
Window (Yrs)              6.67     8.17     8.08     7.50      6.75     5.92



LIFE HOME LOAN OWNER TRUST 1997-3
THE FOLLOWING TABLES RUN TO MATURITY:


                                        % of Prepayment Assumption
CLASS A-4                    0%       50%      75%     100%     125%     150%
Average Life (Yrs)       18.68     14.53    12.62    10.93     9.48     8.27
First Principal (Yrs)    15.00     10.67     8.58     7.00     5.83     4.92
Last Principal (Yrs)     24.75     23.17    21.08    19.50    18.25    16.75
Window (Yrs)              9.83     12.58    12.58    12.58    12.50    11.92


                                        % of Prepayment Assumption
CLASS M-1                    0%       50%      75%    100%      125%     150%
Average Life (Yrs)       16.78     12.36    10.45    8.88      7.62     6.61
First Principal (Yrs)    12.67      7.25     5.50    4.42      3.67     3.08
Last Principal (Yrs)     24.58     22.33    20.00   18.92     17.50    15.75
Window (Yrs)             12.00     15.17    14.58   14.58     13.92    12.75

                                        % of Prepayment Assumption
CLASS M-2                    0%       50%     75%     100%      125%     150%
Average Life (Yrs)       16.78     12.33   10.43     8.86      7.60     6.58
First Principal (Yrs)    12.67      7.25    5.50     4.42      3.67     3.08
Last Principal (Yrs)     24.33     21.08   19.42    18.17     16.58    14.75
Window (Yrs)             11.75     13.92   14.00    13.83     13.00    11.75

                                        % of Prepayment Assumption
CLASS B                      0%       50%      75%      100%    125%     150%
Average Life (Yrs)       16.73     12.29    10.38      8.79    7.53     6.53
First Principal (Yrs)    12.67      7.25     5.50      4.42    3.67     3.08
Last Principal (Yrs)     23.83     19.75    18.58     17.00   15.08    13.67
Window (Yrs)             11.25     12.58    13.17     12.67   11.50    10.67